EXHIBIT 1

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                       [Letterhead of DDK & Company LLP]


                                             February 3, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

      We have read Item 4 of Form 8-K dated January 31, 1997 of R.F. Management Corp. and are in agreement with the statements contained herein.


                                             Sincerely

                                             /s/ DDK & Company LLP

                                             DDK & Company LLP